              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2005

                     NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-62445-03                            36-7369318
      (Commission File Number)            (I.R.S. Employer Identification No.)

   425 N. Martingale Road Schaumburg, Illinois            60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On April 15, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of March 2005
           for the NAVISTAR FINANCIAL 2001-B OWNER TRUST,  which  is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  April 26, 2005                     By:/s/ PAUL E. MARTIN
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate #42, dated April 15, 2005

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                                   Exhibit 20

                  Navistar Financial 2001 - B Owner Trust
                      For the Month of March 2005
                   Distribution Date of April 15, 2005
                       Servicer Certificate  #42

Original Pool Amount                                   $292,329,093.98
Subsequent Receivables (transferred 11/01/01)           $59,897,861.72
Subsequent Receivables (transferred 12/10/01)          $117,139,017.24
Subsequent Receivables (transferred 1/14/02)            $30,633,447.04
Beginning Pool Balance                                  $62,519,182.90
Beginning Pool Factor                                        0.1250385

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)   $3,895,569.26
    Interest Collected                                     $412,677.49
    Mandatory Prepayments
Additional Deposits:

    Repurchase Amounts                                           $0.00

    Liquidation Proceeds / Recoveries                       $74,117.09
Total Additional Deposits                                   $74,117.09

Repos / Chargeoffs                                          ($6,408.53)
Aggregate Number of Notes Charged Off                              107

Total Available Funds                                    $4,129,920.40

Ending Pool Balance                                     $58,882,465.61
Ending Pool Factor                                           0.1177651

Servicing Fee                                               $52,099.32
    memo: Servicer will allocate $1,500.00 of
          Servicing Fee as Administration Fee
Repayment of Servicer Advances                             $252,443.44
-----------------------------------------------------------------------
Memo Item - Reserve Account
    Opening Balance                                      $9,999,988.40

    Invest. Income                                          $20,414.37
    Excess Service                                         $211,386.26
    Transfer (to)                                                 0.00
                                                     ------------------
    Collections Acct
    Beginning Balance                                   $10,231,789.03

-----------------------------------------------------------------------
Reserve Account:
    Beginning Balance  (see Memo Item)                  $10,231,789.03
    Target Percentage                                             5.50%
    Target Balance                                       $3,238,535.61
    Minimum Balance                                      $9,999,988.40
    (Release) / Deposit                                   ($231,800.63)
    Ending Balance                                       $9,999,988.40

------------------------------------------------------------------------
Current Weighted Average APR:                                    7.985%
------------------------------------------------------------------------
------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                18.34
------------------------------------------------------------------------
Delinquencies                                               Dollars    Notes
    Installments:  1 - 30 days                                574,334.89      543
                  31 - 60 days                                104,671.75      106
                  60+  days                                   137,870.15       57

           Total:                                             816,876.79      570
        Balances: 60+  days                                   539,437.05       57

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Navistar Financial 2001 - B Owner Trust

   For the Month of March 2005                                                 NOTES
                                        TOTAL        CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4      CLASS B NOTES
                                    $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00   $18,750,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  1                               0.00%           0.00%           0.00%         96.25%            3.75%

   Coupon                                                  2.4400%         2.8300%        0.25000%        4.3700%          4.8300%

Beginning Pool Balance              $62,519,182.90
Ending Pool Balance                 $58,882,465.61

Collected Principal                  $3,643,125.82
Collected Interest                     $412,677.49
Charge - Offs                           ($6,408.53)
Liquidation Proceeds / Recoveries       $74,117.09
Swap Payments to/(from)Trust                 $0.00
Servicing & Administration Fee          $52,099.32
Investment Earnings from Pre-Funding Acct.   $0.00
Negative Carry Amount                        $0.00
Cash Transfer from Pre-Funding Acct.         $0.00
Cash Transfer from Reserve Account           $0.00
Total Collections Avail for Debt Svc $4,077,821.08

Beginning Balance                   $62,519,182.90           $0.00           $0.00          $0.00  $57,188,288.54   $5,330,894.36

Interest Due 2                         $229,717.53           $0.00           $0.00          $0.00     $208,260.68      $21,456.85
Interest Paid                          $229,717.53           $0.00           $0.00          $0.00     $208,260.68      $21,456.85
Principal Due                        $3,636,717.29           $0.00           $0.00          $0.00   $3,500,340.39     $136,376.90
Mandatory Prepayments Class A-1 only         $0.00           $0.00
Principal Paid                       $3,636,717.29           $0.00           $0.00          $0.00   $3,500,340.39     $136,376.90

Ending Balance                      $58,882,465.61           $0.00           $0.00          $0.00  $53,687,948.15   $5,194,517.46
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)                      0.0000          0.0000         0.0000          0.5906          0.2770
Total Distributions                  $3,866,434.82           $0.00           $0.00          $0.00   $3,708,601.07     $157,833.75

Interest Shortfall                           $0.00           $0.00           $0.00          $0.00           $0.00           $0.00
Principal Shortfall                          $0.00           $0.00           $0.00          $0.00           $0.00           $0.00
   Total Shortfall                           $0.00           $0.00           $0.00          $0.00           $0.00           $0.00
Excess Servicing
   (see Memo Item - Reserve Account)   $211,386.26

   Beginning Reserve Acct Balance   $10,231,789.03
   (Release) / Draw                   ($231,800.63)
   Ending Reserve Acct Balance       $9,999,988.40

1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2) Class A-1  and Class A-3 Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest for first settlement based off 14 days, from 11/01/01-11/15/01. Class A-3 Interest based on One Month Libor +25 bp.
3) The LIBOR Reset no longer needs to be noted.  Class A-3 Notes are paid off as of the 9/15/04 Distribution Date.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
=========================================================
Memo Item - Advances:
   Servicer Advances - Current Month       ($252,443.44)
   Total Outstanding Servicer Advances    $2,620,549.09
=========================================================

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      Navistar Financial 2001 - B Owner Trust
      For the Month of March 2005

      Trigger Events  A)  Loss Trigger
                      B)  Delinquency Trigger
                      C)  Noteholders Percent Trigger

                                                 5                   4                3               2                 1
                                               Nov-04              Dec-04           Jan-05          Feb-05            Mar-05
      Beginning Pool Balance                $82,187,109.88     $76,600,928.00   $70,779,900.67  $66,728,025.26    $62,519,182.90

      A) Loss Trigger:

      Principal of Contracts Charged Off       $112,247.49         $62,522.57       $48,946.85      $97,038.12        ($6,408.53)
      Recoveries                                $94,329.80        $138,968.12       $30,669.14      $17,698.82        $74,117.09

      Total Charged Off (Months 5, 4, 3)       $223,716.91
      Total Recoveries (Months 3, 2, 1)        $122,485.05
                                           ----------------
      Net Loss / (Recoveries) for 3 Mos        $101,231.86 (a)

      Total Balance (Months 5, 4, 3)       $229,567,938.55 (b)

      Loss Ratio Annualized  [(a/b) * (12)]         0.5292%

      Trigger:  Is Ratio > 1.5%                         No
                                                                            Jan-05          Feb-05            Mar-05
      B) Delinquency Trigger:                                             $703,576.64     $950,945.82       $539,437.05
         Balance delinquency 60+ days                                      0.99403%         1.42511%           0.86283%
         As % of Beginning Pool Balance                                    0.84952%         1.10665%           1.09399%
         Three Month Average

      Trigger:  Is Average > 2.0%                       No

      C) Noteholders Percent Trigger:              2.0000%
         Ending Reserve Account Balance
         not less than 1% of Initial Aggregate
         Receivables Balance

      Trigger:  Is Minimum < 1.0%                       No

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